UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2021

BioLargo, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-19709	65-0159115
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14921 Chestnut St., Westminster, California	92683
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 400-2863

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BLGO	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01          Other Events

Satisfaction of convertible notes that were scheduled to mature August 12 and 16, 2021

On May 17, 2021, BioLargo, Inc. (“we”, or the “Company”) entered into a Final Payoff Agreement with Vernal Bay Investments, LLC (“Vernal”) to pay the $356,250 remaining principal balance and $13,566 in accrued and unpaid interest, in the form of cash and shares of our common stock, on the convertible promissory note issued September 19, 2018. The original maturity date of the note had been previously extended multiple times pursuant to amendments to the note. Pursuant to the payoff agreement, we paid Vernal $191,692 in cash for one-half of the outstanding principal and accrued and unpaid interest, and issued 1,272,321 shares of our common stock for one-half of the outstanding principal. The agreement acknowledges that upon receipt of the cash and shares, the Vernal note is completely satisfied.

On May 18, 2021, we entered into a Final Payoff Agreement with Chappy Bean, LLC (“Chappy Bean”) to pay the $50,000 remaining principal balance and $5,622 in accrued and unpaid interest on the convertible promissory note issued September 19, 2018, by issuing 327,189 shares of our common stock. The agreement acknowledges that upon receipt of the shares, the Chappy Bean note is completely satisfied.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Exhibit Description	Form	File Date
4.01	Promissory Note issued to Vernal Bay Investments, LLC on September 19, 2018	Form 8-K	9/24/2018
4.02	Promissory Note issued to Chappy Bean, LLC on September 19, 2018	Form 8-K	9/24/2018
4.03	First Amendment dated March 5, 2019 to Promissory Note issued to Vernal Bay Investments, LLC on September 19, 2018	Form 8-K	3/8/2019
4.04	First Amendment dated March 5, 2019 to Promissory Note issued to Chappy Bean, LLC on September 19, 2018	Form 8-K	3/8/2019
4.05	Second Amendment dated August 12, 2019 to Promissory Note issued to Vernal Bay Investments, LLC on September 19, 2018	Form 10-Q	8/14/2019
4.06	Amended and restated note issued to Vernal Bay on August 12, 2019	Form 10-Q	8/14/2019
4.07*	Second Amendment dated August 12, 2019, to Promissory Note issued to Chappy Bean, LLC dated September 19, 2018
4.08*	Amended and restated note issued to Chappy Bean on August 12, 2019
4.09*	Third Amendment dated August 10, 2020 to Promissory Note issued to Vernal Bay Investments, LLC on September 19, 2018
4.10*	Third Amendment dated August 10, 2020, to Promissory Note issued to Chappy Bean, LLC dated September 19, 2018
4.11*	Final Payoff Agreement dated May 17, 2021 to Promissory Note issued to Vernal Bay Investments, LLC on September 19, 2018
4.12*	Final Payoff Agreement dated May 18, 2021 to Promissory Note issued to Chappy Bean, LLC dated September 19, 2018

†	Management contract or compensatory plan, contract or arrangement
*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2021	BIOLARGO, INC.

	By:	/s/ Dennis P. Calvert
Dennis P. Calvert
President and Chief Executive Officer